UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 6, 2023

Cognizant Technology Solutions Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Frank W. Burr Blvd.
Teaneck, New Jersey 07666
(Address of Principal Executive Offices including Zip Code)
(201) 801-0233
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	CTSH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cognizant Technology Solutions Corporation (the "Company") held its annual meeting of shareholders (the “Annual Meeting”) on Tuesday, June 6, 2023.

Adoption of the 2023 Incentive Award Plan. The Company's stockholders, upon the recommendation of the Board of Directors (the “Board”), approved the Cognizant Technology Solutions Corporation 2023 Incentive Award Plan (the "2023 Plan"), which was previously adopted by the Board, subject to the approval by the stockholders, and which will replace the Cognizant Technology Solutions Corporation 2017 Incentive Compensation Plan (the "2017 Plan"); provided that outstanding awards granted under the 2017 Plan will remain subject to the terms of the 2017 Plan. Such stockholder approval also constituted approval of the materials terms of the performance goals of awards under the 2017 Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The 2023 Plan allows the Company to periodically grant stock options, restricted stock units, and other stock or cash based awards or dividend equivalent awards to officers, employees, consultants and directors of the Company and its subsidiaries. The 2023 Plan allows for the issuance of a maximum number of shares of common stock equal to the sum of (i) 25,000,000 shares less (ii) the number of shares subject to awards granted under the 2017 Plan between March 24, 2023 and June 6, 2023 (being approximately 225,000 shares) plus (iii) the number of shares subject to outstanding awards under the 2017 Plan and the Cognizant Technology Solutions Corporation Amended and Restated 2009 Incentive Compensation Plan that are forfeited, expire, are converted to awards of another entity in connection with a spin-off or similar event, or are settled for cash.

The materials terms of the 2023 Plan were described in Proposal 4 in the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 21, 2023 (the “Proxy Statement”). The foregoing description of the 2023 Plan, and the material terms described in the Proxy Statement, are not complete summaries of the terms of the 2023 Plan and are qualified in their entirety by reference to the full text of the 2023 Plan, which is filed as Exhibit 10.1 to this Report on Form 8-K and incorporated herein by reference.

Amendment to the Employee Stock Purchase Plan. The Company's stockholders, upon the recommendation of the Board, approved an amendment (the "ESPP Amendment") to the Cognizant Technology Solutions Corporation 2004 Employee Stock Purchase Plan, as amended (the "ESPP"), which was previously adopted by the Board, subject to the approval of the stockholders. The ESPP Amendment increases the total number of shares of the Company's Class A Common Stock reserved for issuance under the ESPP from 40,000,000 shares to 50,000,000 shares.

The ESPP is administered by the Company's Compensation and Human Capital Committee. It permits eligible employees of the Company to purchase shares of the Company's Class A Common Stock at the end of pre-established offering periods at a purchase price equal to the 95% of fair market value of a share of the Company’s common stock on the last day of the offering period (each offering period being a calendar quarter). Purchases are funded through payroll deductions. The ESPP is intended to comply with Section 423 of the Internal Revenue Code.

The materials terms of the ESPP Amendment were described in Proposal 5 in the Company’s Proxy Statement. The foregoing description of the ESPP Amendment, and the material terms described in the Proxy Statement, are not complete summaries of the terms of the ESPP Amendment and are qualified in their entirety by reference to the full text of the ESPP Amendment, which is filed as Exhibit 10.2 to this Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on Tuesday, June 6, 2023. At the close of business on April 10, 2023, the record date for the determination of shareholders entitled to vote at the Annual Meeting (the “Record Date”), there were 507,466,204 shares of the Company’s Class A Common Stock outstanding and entitled to vote at the Annual Meeting. A total of 459,145,058 shares of Class A Common Stock were present or represented by proxy at the Annual Meeting, representing approximately 90% of the Company’s outstanding shares of Class A Common Stock as of the Record Date.

The following are the voting results on the eight proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 21, 2023.

At the Annual Meeting, all of the directors were re-elected, Proposals 2, 3, 4, 5, and 6 were approved and Proposals 7 and 8 were not approved.

Proposal 1. Election of Directors

The vote with respect to the election of directors was as follows:

	For	Against	Abstain	Broker Non-Votes
Zein Abdalla	411,660,721	15,237,954	228,489	32,017,894
Vinita Bali	417,126,788	9,769,601	230,775	32,017,894
Eric Branderiz	423,470,477	3,244,174	412,513	32,017,894
Archana Deskus	415,484,665	11,415,473	227,026	32,017,894
John M. Dineen	424,504,577	2,394,746	227,841	32,017,894
Nella Domenici	425,682,739	1,033,559	410,866	32,017,894
Ravi Kumar S	425,621,547	1,104,684	400,933	32,017,894
Leo S. Mackay, Jr.	390,440,872	36,458,034	228,258	32,017,894
Michael Patsalos-Fox	420,485,510	6,413,593	228,061	32,017,894
Stephen J. Rohleder	417,992,274	8,908,872	226,018	32,017,894
Abraham Schot	424,966,450	1,750,249	410,465	32,017,894
Joseph M. Velli	420,579,642	6,318,371	229,151	32,017,894
Sandra S. Wijnberg	406,171,718	20,733,169	222,277	32,017,894

Proposal 2. Advisory Vote on Executive Compensation (Say-on-Pay)

The advisory vote on the compensation of the Company’s named executive officers was as follows:

For	Against	Abstain	Broker Non-Votes
394,322,706	32,390,250	414,208	32,017,894

Proposal 3. Advisory Vote on Approve Frequency of Future Say-on-Pay Votes (Say-on-Frequency)

The advisory vote on the frequency of the Company’s future say-on-votes was as follows:

1 Year	2 Years	3 Years	Abstain
419,179,191	174,448	7,590,723	182,802

Proposal 4. Approve the Company’s 2023 Incentive Award Plan

The vote with respect to the approval of the Company’s 2023 Incentive Award Plan was as follows:

For	Against	Abstain	Broker Non-Votes
407,968,890	18,960,220	198,054	32,017,894

Proposal 5. Approve an amendment to the Company’s 2004 Employee Stock Purchase Plan

The vote with respect to the approval of the amendment to the Company’s 2004 Employee Stock Purchase Plan was as follows:

For	Against	Abstain	Broker Non-Votes
426,269,729	684,477	172,958	32,017,894

Proposal 6. Ratification of Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 was as follows:

For	Against	Abstain	Broker Non-Votes
434,387,751	24,585,885	171,422	-

Proposal 7. Shareholder Proposal Regarding Fair Elections

The vote with respect to the shareholder proposal regarding fair elections, requesting that the Board amend the Company’s by-laws to require shareholder approval for certain advance notice by-law amendments, was as follows:

For	Against	Abstain	Broker Non-Votes
86,693,062	337,695,094	2,739,008	32,017,894

Proposal 8. Shareholder Proposal Regarding Termination Pay

The vote with respect to the shareholder proposal regarding shareholder ratification of termination pay, requesting that the Board seek shareholder approval of certain senior manager severance packages, was as follows:

For	Against	Abstain	Broker Non-Votes
37,100,780	389,632,299	394,085	32,017,894

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.     Description

10.1     Cognizant Technology Solutions Corporation 2023 Incentive Award Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed on June 6, 2023 (File No. 333-255869)).

10.2    First Amendment to the Cognizant Technology Solutions Corporation 2004 Employee Stock Purchase Plan (As Amended and Restated Effective as of January 1, 2022) (incorporated by reference to Exhibit 99.3 to the Company’s Registration Statement on Form S-8 filed on June 6, 2023 (File No. 333-255869)).

104     Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

By:	/s/ John Kim
Name:	John Kim
Title:	Executive Vice President, General Counsel and Chief Corporate Affairs Officer

Date: June 9, 2023